Exhibit 10.3

Ikanos Communications, Inc.

2007 Sales Compensation Plan

For Vice President Worldwide Sales

Version 1.0

1.	Purpose

1.1.	Attraction, retention and motivation. The goal of this plan is to attract, retain, and motivate the VP of WW Sales through clearly specified sales goals and a pay-for-performance philosophy.

1.2.	Communicate the company goals. Another goal of the Plan is to communicate what the company wants you to focus on:

1.2.1.	Exceeding quarterly and annual revenue targets

1.2.2.	Exceeding quarterly and annual margin targets for VP of WW Sales

1.2.3.	Winning OEM designs and launching new products

1.2.4.	Teamwork to specific company goals

2.	Overview

The Ikanos 2007 Sales Compensation Plan is composed of:

2.1.	Salary

2.2.	Performance Pay

2.2.1.	Commission based on meeting Quarterly Target Revenue and Target Margin Goals for VP of WW Sales

2.2.2.	Annual Commission based on exceeding Annual Target Revenue and Target Margin Goals for VP of WW Sales

2.2.3.	Incentive Goals for achieving specific goals

2.3.	Equity Awards

2.4.	Benefits

2.5.	Car Allowance

3.	Definitions

3.1.	Performance Pay – Variable compensation calculated based on performance to goals and paid on a quarterly and annual basis.

3.2.	Salary – Compensation usually referred to as “Base Salary” paid on a regular basis.

3.3.	Commission – Compensation that varies as a function of performance against assigned tasks or goals.

3.4.	Incentives – to reward and motivate employees to complete design goals or MBO’s in a specific quarter.

3.5.	Benefits – A form of compensation allocated to or for the purchase of employee benefits such as company health care plan/s. In some cases, the employee may pay some portion of the cost of these benefits

3.6.	Target Customers – OEM’s, Distributors or Contract Manufacturers that purchase products or services from Ikanos.

3.7.	Target Design In/Win – Ikanos chipsets that have fulfilled a system vendor’s specifications and have been designed into a specific end product.

3.8.	Target Commission – Variable compensation amount limited to a specific time period.

3.9.	Quarterly Target Revenue Goal – Quarterly revenue target toward which the effort of an employee is directed.

3.10.	Annual Target Revenue Goal – Fiscal year revenue target toward which the effort of an employee is directed.

3.11.	Quarterly Target Margin Quota – Quarterly margin target toward which the effort of an employee is directed.

3.12.	Annual Target Margin Quota – Fiscal year margin target toward which the effort of an employee is directed

3.13.	Actual Revenue – Net revenue that has been reported by the company following any necessary review or audit by the Company’s independent CPA’s.

3.14.	Actual Margin – Gross margin that has been reported by the company following any necessary review or audit by the Company’s independent CPA’s.

3.15.	Teamwork – Work and activities of a group of employees who individually contribute to the productivity of the whole.

3.16.	Sales Teams – A group of employees associated together in work or activities.

3.17.	OEM – Original Equipment Manufacturer that typically sells and supports equipment to Telco’s.

3.18.	Design Win Stages – stages to take a design from introduction to production. Exhibit A

3.19.	Quarterly Performance Objectives (QPO) – listing of design goals for a specific quarter Exhibit B

4.	Eligibility

4.1.	The VP of WW Sales while employed by the Company.

5.	Timeframes

5.1.	The following Table 1 determines the deadlines involved in the calculation and payment of your commissions and incentives.

5.2.	Incentive Goals must be approved prior to the dates below between the CEO.

5.3.	In the event that a scored Incentive Goal is not submitted by the VP of WW Sales before the deadline then the Incentive Goal shall not be paid for that specific quarter.

In the event of a delay in disbursement of payment not related to the VP of WW Sales or his staff, the VP of WW Sales will be eligible for a recoverable draw for the amount of 50% of your performance pay for that quarter.

Table 1. Deadlines

Deadlines 2007	Q1	Q2	Q3	Q4

Sales – Incentive Goals	Feb 28th	April 6th	July 6th	Oct 6th

Sales – Last day to ship Products	Apr 1st	Jul 1st	Sept 30th	Dec 30th

Incentive Goals Achievement submitted to CEO	Apr 6th	Jul 6th	Oct 5th	Jan 4th 2008

Finance – audited non- GAAP revenue submitted to Sales	April 22nd	July 22nd	Oct 21st	Jan 28th 2008

Sales – detailed worksheet of commission calculation submitted to Finance	April 25th	July 25th	Oct 24th	Jan 31st 2008

Finance - Complete review of commission worksheet and signed off by CFO & VP of HR	May 1st	Aug 31st	Oct 31st	Feb 6th 2008

HR – PANs Completed	May 2nd	Aug 3rd	Nov 1st	Feb 7th 2008

CEO review two days following receipt of PANs	May 3rd	Aug 6th	Nov 2nd	Feb 8th 2008

Payroll – Payments Disbursed	US Employees: May 11th International: 1st Payroll in May	US Employees: Aug 17th International: 1st Payroll in Aug	US Employees: Nov 9th International: 1st Payroll in Nov	US Employees: Feb 15th 2008 International: 1st Payroll in Feb

6.	Salary

6.1.	The Company will pay participants a regular fixed salary paid in 26 (US employees) or 12 (international office employees) pay periods based on your Plan Summary.

7.	Commission on Revenue

7.1.	Target Revenue. The attached Compensation Plan Summary sets your Target Quarterly Revenue and your Target Annual Revenue

7.2.	Target Commission. Your Plan Summary lists the dollar amounts of your Target Quarterly Commission and your Target Annual Commission.

7.3.	Calculation of Quarterly Revenue Commission. Quarterly Revenue Commission shall be calculated as follows unless otherwise limited in your Plan Summary:

Quarterly Revenue Commission = (Actual Year-to-Date (“YTD”) Revenue/Target YTD Revenue*Target YTD Revenue Commission) less all previously paid Quarterly Revenue Commissions for 2007.

7.4.	Calculation of Annual Revenue Commission. If your Actual Annual Revenue is over 100% of your Target Annual Revenue, then you are eligible for the Annual Revenue Commission. Annual Revenue Commission shall be calculated as follows:

Annual Revenue Commission = 2*((Actual Annual Revenue/Target Annual Revenue)-1)*Target Annual Revenue Commission

7.5.	No Cap on Commissions. Quarterly and Annual Commission on Revenue shall not be capped.

8.	Commission on Margin

8.1.	Target Margin. The attached Compensation Plan Summary sets your Target Quarterly Margin and your Target Annual Margin.

8.2.	Target Margin Commission. Your Plan Summary lists the dollar amounts of your Target Quarterly Margin Commission and your Target Annual Margin Commission.

8.3.	Calculation of Quarterly Margin Commission. Quarterly Margin Commission shall be calculated as follows:

Quarterly Margin Commission = (Actual YTD Margin/Target YTD Margin*Target YTD Margin Commission) less all previously paid Quarterly Margin Commissions for 2007.

8.4.	Calculation of Annual Margin Commission. If your Actual Annual Margin is over 100% of your Target Annual Margin, then you are eligible for the Annual Margin Commission. Annual Margin Commission shall be calculated as follows:

Annual Margin Commission = 2*((Actual Annual Margin/Target Annual Margin)-1)*Target Annual Margin Commission

8.5.	No Cap on Commissions. Quarterly and Annual Commission on Revenue shall not be capped.

9.	Incentive Goals

9.1.	Incentive Goals. To qualify for Incentive Goals, the incentive must be listed and signed off by the CEO within timelines established herein.

9.2.	Claiming Incentive Goals. VP of WW Sales completes their achievement form and provides the supporting documents as specified in Exhibit A within the timelines established herein.

9.3.	Calculation of Incentive Achievement. Incentives Achievement shall be calculated as a percentage times the Incentive as listed in the plan summary.

10.	First quarter of employment guarantee

10.1.	From your employment start date with the Company or any of its subsidiaries to end of the company’s fiscal quarter since your employment, your Performance Pay as defined in your Plan Summary shall be paid at 100% (pro-rated for the numbers of calendar days you were employed in that quarter).

11.	Other Duties

11.1.	From time to time you may be assigned to perform other duties. These might include, but are not limited to, such tasks as collecting market research data, arranging press tours, participating in technical standards meetings, language translation, and setting up trade show booths. Such duties are a normal part of your job for which the company pays you a salary. Other duties may be assigned by your supervisor.

12.	Employee Benefits

12.1.	You will be eligible to participate in the company employee benefits programs—See HR.

13.	Termination of Employment

13.1.	If your employment is terminated (voluntary or involuntary), you will be eligible for a pro-rated % of your target performance pay calculated as follows:

13.1.1.	(Days worked in the quarter / Days in the quarter) * your Earned Quarterly Revenue Commission. (Days are calendar days).

13.1.2.	No payment for Annual Revenue Commission or Overachievement of OEM Design In/Win.

13.1.3.	Incentive Goals Claim Forms and the evidence of the acheivement must be submitted before your last day of employment occurring between the first day of the quarter and the date your termination. The dollar amount shall be calculated as specified in Section 8.

14.	Changes to the Compensation Plan

14.1.	The company may change quotas, commissions, or any other part of this plan at any time.

15.	With-Holding

15.1.	Commissions paid to employees will be subject to the standard with-holding requirements of the country from which they are paid.

19.	General Provisions

19.1	This plan does not constitute an employment agreement and does not replace Ikanos’ “at-will” employment policy. This plan supersedes all prior plans.

21	Approvals

Mike Gulett, Chairman of Compensation Committee	Date

Cory Sindelar, CFO	Date

Pam Gosal, VP of HR	Date

Dan Atler, President and CEO	Date

Exhibit A

Design In / Design Win	Definition	Supporting Document

3—Design Started	Samples; Customer resource allocated	Customer schematics received

4—In Qualification at customer	Pro-types back, bring-up	Paid Samples shipped

5—In Qualification at Telco	BMT started	Either a public event or email from Telco Management or GM BU and documented in a email, or Customer Manager report.

6—Telco Selection	BMT passed; selected by Telco	Either a public event or email from Telco Management or GM BU and documented in a email, or Customer Manager report.

7—Production	Production level PO	PO’s totaling $100k in chips.

Exhibit B

Quarterly Performance Objectives (QPO)				Name:

Category		Bus Unit	Goal Description	Weight	Comments	Score

Design Activities (Criteria please see tab "Design In")
	1			0.0%		0.0%
	2			0.0%		0.0%
	3			0.0%		0.0%
	4			0.0%		0.0%
	5			0.0%		0.0%
	6			0.0%		0.0%
	7			0.0%		0.0%

			Total (100%):	100.0%		0.0%